December 15, 1997
                      THE DREYFUS/LAUREL FUNDS, INC._
                      DREYFUS DISCIPLINED STOCK FUND
                        SUPPLEMENT TO PROSPECTUS
                          DATED MARCH 1, 1997
                      AS REVISED DECEMBER 15, 1997

        EFFECTIVE JANUARY 1, 1998, THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS UNDER THE CAPTION "HOW TO BUY FUND SHARES."
        The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases.
        EFFECTIVE JANUARY 15, 1998, THE FOLLOWING POLICIES WILL BE IN EFFECT FOR THE FUND:
        ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year (for calendar year 1998, beginning on January
15th) or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (E.G., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

(CONTINUED ON REVERSE SIDE)
        During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components _ redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.
                                                              328/728s0198


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PROSPECTUS                                                  March 1, 1997

                                                As Revised December 15, 1997

                    DREYFUS DISCIPLINED STOCK FUND
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        DREYFUS DISCIPLINED STOCK FUND (THE "FUND") IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC., AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS INVESTMENT RETURNS (INCLUDING CAPITAL APPRECIATION AND INCOME) CONSISTENTLY SUPERIOR TO THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX BY INVESTING IN A BROADLY DIVERSIFIED LIST OF EQUITY SECURITIES GENERATED BY THE APPLICATION OF QUANTITATIVE SECURITY SELECTION AND RISK CONTROL TECHNIQUES.



        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD.


        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS Tele Transfer PRIVILEGE.

        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 1997, AS REVISED DECEMBER 15, 1997, WHICH MAY BE FURTHER REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE SEC MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE SAI, WRITE TO THE FUND AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUND IS DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR").

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

    EXPENSE SUMMARY.................................            4
    FINANCIAL HIGHLIGHTS............................            5
    DESCRIPTION OF THE FUND.........................            6
    MANAGEMENT OF THE FUND..........................            9
    HOW TO BUY FUND SHARES..........................            10
    SHAREHOLDER SERVICES............................            13
    HOW TO REDEEM FUND SHARES.......................            17
    DISTRIBUTION PLAN...............................            19
    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........            19
    PERFORMANCE INFORMATION.........................            21
    GENERAL INFORMATION.............................            22

                                   [Page 2]

        [This Page Intentionally Left Blank]

                                   [Page 3]

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases . . . . . . . . . . . . . . . . .                                         none
  Maximum Sales Load Imposed on Reinvestments . . . . . . . . . . . . .                                             none
  Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     none
  Redemption Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                none
  Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .90%
  12b-1 Fee(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              .10%
  Other Expenses(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   .00%
                                                                                                                  _______
  Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .                              1.00%


 EXAMPLE:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each time period:
                 1 Year                                                    $ 10
                 3 Years                                                   $ 32
                 5 Years                                                   $ 55
                 10 Years                                                  $122


(1)  See "Distribution Plan" for a description of the Fund's Distribution Plan.

(2)Does not include fees and expenses of the non-interested Directors (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be .01% of the Fund's net assets. (See "Management of the Fund.")
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Effective December 15, 1997, the Fund's "Retail" and "Institutional" designations were eliminated and the Fund became a single class fund without any separate class designation. The information in the foregoing table has been restated to reflect the Fund's adoption of a .10 of 1% Rule 12b-1 Distribution Plan to which Fund shares are subject, effective as of December 15, 1997. Prior to December 15, 1997, the Fund's Institutional Class was subject to a .25 of 1% Rule 12b-1 Distribution Plan fee (which was terminated on December 15, 1997); the Fund's Retail Class was not subject to any Rule 12b-1 plan fee. Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain banks, securities brokers or dealers ("Selected Dealers") and other financial institutions (collectively, "Agents") may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Distribution Plan."


        The Company understands that Agents (including Mellon Bank and its affiliates) may charge fees to their clients who are owners of Fund shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with the Distributor. The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.


                                   [Page 4]

FINANCIAL HIGHLIGHTS
The table below is based upon a single share outstanding throughout each year or period and should be read in conjunction with the financial statements, related notes and report of independent auditors that appear in the Fund's Annual Report dated October 31, 1996 and that are incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended October 31, 1996 have been audited by KPMG Peat Marwick LLP, independent auditors. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

DREYFUS DISCIPLINED STOCK FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*


                                    YEAR         YEAR       YEAR       YEAR      YEAR       YEAR      YEAR      YEAR     PERIOD
                                   ENDED        ENDED      ENDED       ENDED     ENDED      ENDED     ENDED     ENDED    ENDED
                                  10/31/96    10/31/95   10/31/94##  10/31/93  10/31/92   10/31/91  10/31/90  10/31/89  10/31/88
                                  ______     _________   _________   _________  ________  _________  ________  _______  _________
PER SHARE DATA
Net asset value,
  beginning of year                $22.09      $18.54      $18.69     $17.21     $16.40     $12.41    $13.73    $11.08    $10.00
                                   ______      ______     ______      ______     ______     ______    ______   _______    ______
Income from investment operations:
  Net investment income..            0.28        0.30        0.26      #0.30       0.27       0.27      0.23      0.33      0.11
  Net realized and unrealized gain/
  (loss) on investments..            5.13        4.02         .25       2.56       1.33       4.04     (0.60)     2.62      0.97
                                   ______      ______     ______      ______     ______     ______    ______   _______    ______
  Total from investment
    operations                       5.41        4.32        .51        2.86       1.60       4.31     (0.37)     2.95      1.08
                                   ______      ______     ______      ______     ______     ______    ______   _______    ______
  Less distributions:
  Dividends from net
  investment income......           (0.29)      (0.30)      (0.26)     (0.31)     (0.27)     (0.27)    (0.28)    (0.30)       __
  Distributions from net
  realized gains.........           (0.56)      (0.47)      (0.40)     (1.07)     (0.52)     (0.05)    (0.67)       __        __
                                   ______      ______     ______      ______     ______     ______    ______   _______    ______
  Total distributions....           (0.85)      (0.77)      (0.66)     (1.38)     (0.79)     (0.32)    (0.95)    (0.30)       __
                                    ______      ______     ______      ______     ______     ______    ______   _______    ______
Net asset value, end of period     $26.65      $22.09      $18.54     $18.69     $17.21     $16.40    $12.41    $13.73    $11.08
                                   ======     =======     =======    =======   ========    =======   =======   =======    ======
Total return.............          25.14%      24.33%       2.82%     17.46%     10.06%     35.27%    (3.09)%   27.12%    10.80%
                                   ======     =======     =======    =======   ========    =======   =======   =======    ======
Ratios to average net assets/
  supplemental data:
  Net assets, end of year
  (in 000's).............        $807,680    $382,646    $239,069    $92,955    $43,742    $25,931    $9,517    $2,614    $1,619
  Ratio of expenses to
  average net assets.....           0.90%       0.90%       0.90%      0.90%      0.90%      0.90%     0.82%     0.35%     0.35%**
  Ratio of net investment income
  to average net assets..           1.23%       1.61%       1.54%      1.82%      1.73%      1.92%     2.22%     2.85%     2.58%
Portfolio turnover rate..             64%         60%       106%         64%        84%        69%       76%       93%       42%
Average Commission rate paid###    $.0485          --          --         --         --         --        --        --        --

* The Fund commenced operations on December 31, 1987. The Fund commenced selling Investor Shares on April 6, 1994. Those shares outstanding prior to April 4, 1994 were designated Trust Shares. Effective as of October 17, 1994, Trust Shares were redesignated as Class R shares. Effective July 15, 1996, the Fund's Class R shares were redesignated as Retail shares and Investor shares were redesignated as Institutional shares. Effective December 15, 1997, the Fund's "Retail" and "Institutional" designations were eliminated and the Fund became a single class fund without a separate class designation. The Financial Highlights for the year ended October 31, 1996 were calculated using the performance of a Class R share outstanding from November 1, 1995 to July 14, 1996 and the performance of a Retail share outstanding from July 15, 1996 to October 31, 1996. The amounts shown for the year ended October 31, 1995 are based upon a Class R share outstanding. The amounts shown for the year ended October 31, 1994 were calculated using the performance of a Trust share outstanding from November 1, 1993 to October 16, 1994 and a Class R share outstanding from October 17, 1994 to October 31, 1994. The Financial Highlights for the year ended October 31, 1993 and prior periods are based upon a Trust share outstanding. The Financial Highlights do not reflect the effect of the Fund's adoption of a .10% Rule 12b-1 Distribution Plan fee to which Fund shares are subject, effective as of December 15, 1997. See "Distribution Plan."

**    Annualized.
        Annualized expense ratio before reimbursement of expenses by the investment manager was .96% for the year ended October 31, 1994.
        Total return represents aggregate total return for the periods indicated.
        For the years or period ended October 31, 1990, 1989, and 1988, the Manager waived a portion of its advisory fee amounting to $.0322, $.1032, and $.0392 per share, respectively. For the years or period ended October 31, 1993, 1992, 1991, 1990, 1989, and 1988, the
Manager reimbursed expenses of the Fund amounting to $.0627, $.0981, $.1721, $.3329, $.7153 and $.6040 per share, respectively.
#      Net investment income per share before reimbursement of expenses by the investment manager was $0.25 for the year ended October 31, 1994.
##    Prior to October 17, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
### For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                   [Page 5]

DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund seeks investment returns (including capital appreciation and income) consistently superior to the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") by investing in a broadly diversified list of equity securities generated by the application of quantitative security selection and risk control techniques. There can be no assurance that the Fund will meet its stated investment objective.
MANAGEMENT POLICIES
        Individual security selection is the foundation of the Fund's investment approach. Consistency of returns which exceed the S&P 500 and stability of the Fund's asset value relative to the S&P 500 are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized valuation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, price to book, price to earnings and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each industry according to relative attractiveness. Dreyfus then applies fundamental analysis to select the most attractive of the top-rated securities and those issues that should be sold.
        This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. Risk is managed by controlling the structure of the Fund so that characteristics of the Fund's portfolio securities such as economic sector, industry exposure, growth, size, volatility and quality are maintained similar to those of the S&P 500 at all times. Common stocks held in the Fund, most but not all of which pay dividends, typically include a broad range of investment characteristics. The Fund is not an index fund and its investments are not limited to securities of issuers in the S&P 500.

        Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities. The Fund also invests in high quality money market instruments to meet liquidity needs in amounts not generally expected to exceed 20%. Beyond that, Dreyfus will not attempt to time movements in the market by raising substantial amounts of short-term reserves for subsequent reinvestment. The Fund may also invest in futures contracts and options to a limited extent but does not currently intend to invest more than 5% of its assets in such instruments.

        The S&P 500 is composed of 500 common stocks, most of which are traded on the New York Stock Exchange, chosen to reflect the industries of the U.S. economy. The inclusion of a stock in the S&P 500 does not imply that Standard and Poor's believes the stock to be an attractive or appropriate investment, nor is Standard & Poor's affiliated with the Company or the Fund. "S&P 500" is a trademark of Standard & Poor's.
INVESTMENT TECHNIQUES
        In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. To increase return on Fund securities, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights to the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Dreyfus to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

                                   [Page 6]

        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities _
Illiquid Securities."
        REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (i) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (ii) agrees to repurchase the securities at a future date by repaying the cash with interest. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.
        WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be g reater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.
CERTAIN PORTFOLIO SECURITIES
        COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's Investors Service, Inc., F-1 by Fitch Investors Service LLP, Duff 1 by Duff & Phelps, Inc., or A1 by IBCA, Inc.

        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition,
                                   [Page 7]

with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the return on such securities.

        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to
Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for capital appreciation and income and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.

        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the
                                   [Page 8]

holders of a majority of the Fund's outstanding shares. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.

        The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
        In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.

MANAGEMENT OF THE FUND

        INVESTMENT MANAGER _ Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of November 30, 1997, Dreyfus managed or administered approximately $94 billion in assets for approximately 1.7 million investor accounts nationwide.

        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.
        The Fund is managed by Bert Mullins. Mr. Mullins has managed the Fund since its inception and has been employed by Dreyfus as portfolio manager of the Fund since October 17, 1994. Mr. Mullins has been employed by Laurel Capital Advisors since October 1990. Mr. Mullins also is a Vice President, portfolio manager and Senior Securities Analyst for Mellon Bank, where he has been employed since 1966.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $299 billion in assets as of September 30, 1997, including $102 billion in mutual fund assets. As of September 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.488 trillion in assets, including approximately $60 billion in mutual fund assets.


        Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.90 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. Although Dreyfus is not obligated to pay the fees and expenses of the non-interested
                                   [Page 9]

Directors (including counsel fees), Dreyfus is contractually required to reduce its investment management fee in an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. For the fiscal year ended October 31, 1996, the Fund paid Dreyfus 0.90% of its average daily net assets in investment management fees, less fees and expenses of the non-interested Directors (including counsel fees).


        For the fiscal year ended October 31, 1996, total operating expenses (excluding Rule 12b-1 fees) of the Fund were 0.90% of the Fund's average daily net assets.


        In addition, Fund shares may be subject to certain distribution and shareholder service fees. See "Distribution Plan."

        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.

        In allocating brokerage transactions, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.

        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.

        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR_Mellon Bank, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Premier Mutual Fund Services, Inc. is the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Fund.

HOW TO BUY FUND SHARES

        GENERAL _ Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through an Agent. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus including members of the
                                   [Page 10]

Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


        Fund shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services". These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        A "Retirement Plan" is a qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus Retirement Plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."


        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the Fund's DDA # 044210/Dreyfus Disciplined Stock Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment
                                   [Page 11]

in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4050."


        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in The Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

        NET ASSET VALUE PER SHARE ("NAV") _ An investment portfolio's NAV refers to the worth of one share. The NAV for Fund shares is computed by adding the value of the Fund's investments, cash, and other assets, deducting liabilities and dividing the result by the number of shares outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:

        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Directors.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

        NAV is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time), on each day that the NYSE is open for business. For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. Orders received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund in proper form before the close of trading on the floor of the NYSE are effective on, and will receive the share price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Orders received after such close of trading are effective on, and receive the share price determined on, the next business day, except where shares are purchased through a dealer as provided below.


        Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on NAV determined as of the close of trading on
                                   [Page 12]

the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into Agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be cancelled and the institution could be held liable for resulting fees and/or losses.


        The public offering price of Fund shares, which are offered on a continuous basis, is the NAV.

        DREYFUS TELETRANSFER PRIVILEGE _ You may purchase Fund shares
(minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfe r Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.
SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES

        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus, which you would otherwise be eligible to purchase, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO FUND SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.


        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch Registration Mark automated telephone system) by calling 1-800-645-6561.
If calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares _ Procedures." Upon an exchange into a new
                                   [Page 13]

account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.

        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Fund shares into funds sold with a sales load. If you are exchanging Fund shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO FUND SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however a sales load may be charged with respect to exchanges of Fund shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a
                                   [Page 14]

month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if to Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS

        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and other distributions, if any, paid by the Fund in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge ("CDSC"), the shares purchased will be subject on redemption to theCDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


        For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN

        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the
                                   [Page 15]

ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.

DREYFUS STEP PROGRAM

        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-A UTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or
Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

AUTOMATIC WITHDRAWAL PLAN

        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.


        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                                   [Page 16]

HOW TO REDEEM FUND SHARES

GENERAL _ You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, the Fund will redeem the shares at the next determined net asset value as described below.


        The Fund imposes no charges when shares are redeemed. Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the NAV of your account is $500 or less and remains so during the notice period.

PROCEDURES _ You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege or the Dreyfus TELETRANSFE R Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you are a client of a Selected Dealer, you can also redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilitie
s. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or TELETRANSFER Privilege.

                                   [Page 17]

        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

        WIRE REDEMPTION PRIVILEGE. You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The SAI sets forth instructions for transmitting redemption requests by wire.


        TELEPHONE REDEMPTION PRIVILEGE. You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it.

        REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 pm., New York Time), the redemption request will be effective on the day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer
                                   [Page 18]

to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.
        In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

        DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.

DISTRIBUTION PLAN

        Fund shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Plan allows the Fund to spend annually up to 0.10% of its average daily net assets to compensate Mellon Bank and its affiliates (including but not limited to Dreyfus and Dreyfus Service Corporation) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Fund shares. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Fund shares.


        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan. Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents.


        On December 1, 1997, a class action lawsuit was filed in the United States District Court for the Southern District of New York by two persons who claim to be holders of the Fund's former Retail shares and who purport to act on behalf of themselves and other similarly situated shareholders (the "Action"). The defendants in the Action are the Company, its Directors, the Fund, Dreyfus, Mellon Bank, Mellon and the Fund's portfolio manager. The complaint in the Action asserts that the adoption of the Plan with respect to the Fund's Retail shares was in violation of the 1940 Act and common law. The Action seeks unspecified damages. The Company intends to defend the Action vigorously.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund ordinarily declares and pays dividends from its net investment income, if any, quarterly, and distributes net realized capital gains, if any, on an annual basis, but it may make distributions on a
                                   [Page 19]

more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors.


        Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares. Dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV.

        It is expected that the Fund will continue to qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.


        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), paid by the Fund are taxable to U.S. shareholders, including certain non-qualified Retirement
Plans, as ordinary income to the extent of the Fund's earnings and profits whether received in cash or reinvested in additional Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Dividends and other distributions also may be subject to state and local taxes.


        Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his or her non-U.S. residency status.


        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and distributions from net capital gain, if any, paid during the year.

        Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject
                                   [Page 20]

to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.

        The Fund must withhold and remit to the U.S. Treasury ("backup withholding") 31% of dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to an individual or certain other non-corporate shareholders if such shareholder fails to certify that the TIN furnished to the Fund is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) that shareholder fails to certify that he or she has not received notice from the IRS of being subject to backup withholding as a result of a failure properly to report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or that the shareholder has failed properly to report such income.


        A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.

        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.

PERFORMANCE INFORMATION

        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the Fund. These figures also take into account any applicable distribution and shareholder servicing fees.


        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisem ents of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.

        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

        The Fund may also advertise its yield. The Fund's yield is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day (or one month) period by the NAV per share on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in Fund shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information,
                                   [Page 21]

such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, S&P 500, CDA Technologies indexes, indexes created by Lehman Brothers, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
GENERAL INFORMATION

        The Company was incorporated in Maryland on August 6, 1987 under the name The Laurel Funds, Inc., and changed its name to The Dreyfus/Laurel Funds, Inc. on October 17, 1994. The Company is registered with the SEC under the 1940 Act as an open-end management investment company. The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock with equal voting rights. The Company's Articles of Incorporation permit the Board of Directors to create an unlimited number of investment portfolios (each a "fund") without shareholder approval. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.


        On December 2, 1997, the Fund's Retail Class shareholders approved the .10% Rule 12b-1 Plan, effective as of December 15, 1997. On December 15, 1997, the Fund's prior .25% Rule 12b-1 distribution plan applicable to the Fund's then-existing Institutional Class was terminated and the Fund's "Institutional" and "Retail" designations were eliminated and the Fund became a single class fund without any separate class designation, subject to the
 .10% Rule 12b-1 Plan.


        Each share has one vote. All shares of all funds (and Classes thereof, as applicable) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Class are entitled to vote, each as a separate class.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Company shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.

                                   [Page 22]

       Shareholder inquiries may be made by writing to the Fund at 144
Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   [Page 23]

Disciplined
Stock
Fund
Prospectus
Registration Mark
Copy Rights 1997 Dreyfus Service Corporation
                                            728p1297
                                   [Page 24]


_____________________________________________________________________________

                       DREYFUS DISCIPLINED STOCK FUND
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                MARCH 1, 1997

                        AS REVISED DECEMBER 15, 1997

-----------------------------------------------------------------------------

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Disciplined Stock Fund (formerly, the Laurel Stock Fund) (the "Fund"), dated March 1, 1997, as revised December 15, 1997, as it may be further revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.), an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                               Page

Investment Objective and Management Policies                 B-2
Management of the Fund                                       B-13
Management Arrangements                                      B-18
Purchase of Fund Shares                                      B-19
Distribution Plan                                            B-20
Redemption of Fund Shares                                    B-22
Shareholder Services                                         B-23
Determination of Net Asset Value                             B-27
Dividends, Other Distributions and Taxes                     B-27
Portfolio Transactions                                       B-31
Performance Information                                      B-33
Information About the Fund                                   B-35
Transfer and Dividend Disbursing Agent, Custodian
  Counsel and Independent Auditors                           B-35
Financial Statements                                         B-36

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Company's Board of Directors.


     When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities, and/or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or exemption therefrom. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Company's Board of Directors, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, in the following practices in furtherance of its investment objective.

     Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

     Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as financial futures contracts (such as index futures contracts), options (such as options on U.S. and foreign securities or indices of such securities). The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity securities. These Derivative Instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

     Options on indices are similar to options on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If the Fund has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Fund believes that the Company's Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. bank).

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940 as amended (the "Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or shares of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into future contracts and related options, forward investing contracts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3.   The Fund shall not purchase oil, gas or mineral leases.

     4. The Fund will not purchase or retain the securities of any issuer if the officers or Directors of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that (a) this limitation shall not apply to standby commitments and
(b) this limitation shall not apply to the Fund's transactions in futures contracts and options.

As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of such purchase in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Company's Board of Directors may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board of Directors.


                     MANAGEMENT OF THE FUND


     As of November 25, 1997, no shareholder(s) owned of record 5% or more of Fund shares.


               FEDERAL LAW AFFECTING MELLON BANK

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.


                           DIRECTORS AND OFFICERS

     The Company has a Board composed of eleven Directors which supervises the Fund's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk(*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds").

Directors of the Company


o+RUTH MARIE ADAMS.  Director of the Company; Professor of English and Vice
     President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio.
     Age: 83 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o+FRANCIS P. BRENNAN.  Chairman of the Board of Directors and Assistant
     Treasurer of the Company; Director and Chairman, Massachusetts Business Development Corp; and from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 80 years old. Address: Massachusetts Business Development Corp., 50 Milk Street, Boston, Massachusetts 02109.


o+JOSEPH S. DIMARTINO.  Director of the Company.  Since January 1995, Mr.
     DiMartino has served as Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Staffing Resources, Inc., a temporary placement agency. Mr. DiMartino also serves as a Director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, The Noel Group, Inc., a venture capital company and Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor. Mr. DiMartino is also a Board member of 152 other funds in the Dreyfus Family of Funds. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio and Bank Portfolio.
     For more than five years prior to January 1995, he was President, a director and, until August 24, 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Age:
     54 years old.  His address is 200 Park Avenue New York, New York 10166.


o+JAMES M. FITZGIBBONS.  Director of the Company; Chairman, Howes Leather
     Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 63 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.


o*J. TOMLINSON FORT.  Director of the Company; Partner, Reed, Smith, Shaw &
     McClay (law firm); from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio.
     Age: 69 years old.  Address: 204 Woodcock Drive, Pittsburgh,
     Pennsylvania 15215.


o+ARTHUR L. GOESCHEL.  Director of the Company; Director, Calgon Carbon
     Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; former Chairman of the Board and Director, Rexene Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 75 years old.
     Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania
     15143.


o+KENNETH A. HIMMEL.  Director of the Company; former Director, The Boston
     Company, Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; Managing Partner, Franklin Federal Partners; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio.
     Age: 51 years old. Address: Himmel and Company, Inc., 399 Boylston St., 11th Floor, Boston, Massachusetts 02116.


o*ARCH S. JEFFERY.  Director of the Company; Financial Consultant.  From
     November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio.
     Age: 80 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.


o+STEPHEN J. LOCKWOOD.  Director of the Company; President and CEO, LDG
     Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio.
     Age: 50 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+JOHN J. SCIULLO.  Director of the Company; Dean Emeritus and Professor of
     Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 66 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224


o+ROSLYN M. WATSON.  Director of the Company; Principal, Watson Ventures;
     Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; from November 1955 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company.
     Age: 48 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

_______________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.

Officers of the Company

#MARIE E. CONNOLLY, President and Treasurer of the Company.  Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds' Distributor, Inc. Age: 40 years old.


#DOUGLAS C. CONROY, Vice President and Assistant Secretary of the Company.
     Assistant Vice President of Funds Distributor, Inc. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a fund accountant at TBC. Age: 28 years old.


#RICHARD W. INGRAM, Vice President and Assistant Treasurer of the Company.
     Executive Vice President of the Distributor and Funds Distributor, Inc. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of TBC. Age: 42 years old.




#ELIZABETH KEELEY, Vice President and Assistant Secretary of the Company.
     Vice President of the Distributor and Funds Distributor, Inc. She has been employed by the Distributor since September 1995. Age: 28 years old.


#MARY A. NELSON, Vice President and Assistant Treasurer of the Company.
     Vice President of the Distributor and Funds Distributor, Inc. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for TBC. Age: 33 years old.




#MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer of the
     Company. Senior Vice President of Funds Distributor, Inc. From December, 1989 through November, 1996 he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. Age: 36 years old.


#JOSEPH F. TOWER, III, Vice President and Assistant Treasurer of the
     Company. Senior Vice President, Treasurer and Chief Financial Officer of the Distributor and Funds Distributor, Inc. From 1988 to August 1994, he was employed by TBC where he held various management positions in the Corporate Finance and Treasury areas. Age: 35 years old.

________________

# Officer also serves as an officer for other investment companies advised by Dreyfus, including The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds.

     The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.

     The officers and Directors of the Company as a group owned beneficially less than 1% of the Fund's total shares outstanding as of November 25, 1997.

     No Officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act), for travel and out-of-pocket expenses.

     For the fiscal year ended October 31, 1996, the aggregate amount of fees and expenses received by each current Director from the Company and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:

                                                  Total Compensation From the
                         Aggregate Compensation   Company and Fund Complex
Name of Board Member     From the Company #       Paid to Board Member****

Ruth M. Adams                 $10,500                  $ 31,500

Francis P. Brennan*           $18,431.33               $ 70,000

Joseph S. DiMartino**         None                     $517,075***

James M. Fitzgibbons          $10,500                  $ 31,500

J. Tomlinson Fort**           None                     None

Arthur L. Goeschel            $10,833.33               $ 32,500

Kenneth A. Himmel             $10,250                  $ 30,750

Arch S. Jeffery**             None                     None

Stephen J. Lockwood           $10,500                  $ 31,500

John J. Sciullo               $10,833.33               $ 32,500

Roslyn M. Watson              $10,833.33               $ 32,500

# Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $12,920.43 for the Company.
* Compensation of Francis Brennan includes $25,000 paid by the Dreyfus/Laurel Funds to be Chairman of the Board. Effective May 1, 1996, the retainer was reduced from $75,000 to $25,000 annually.
** Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the Company and the funds in the Dreyfus/Laurel Funds. For the fiscal year ended October 31, 1996, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Company were $10,833.33, $10,833.33 and $10,833.33, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Company) were $32,500, $32,500 and $32,500, respectively. In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $5,477,33 for expenses attributable to the Company's Board meetings ($5,477.33 is not included in the $12,920.43 above).

***Actual amount for the year ending December 31, 1996.

****The Dreyfus Family of Funds consists of 152 mutual funds.


                    MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994, transferred to Dreyfus as of October 17, 1994 (the "Management Agreement"). Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Company or Dreyfus and either a majority of all Directors or a majority (as defined in the 1940 Act) of the shareholders of the Fund approve its continuance. The Management Agreement was last approved by the Board of Directors on January 31, 1997 to continue until April 4, 1998. The Company may terminate the Management Agreement upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities on sixty days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.


     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.

     For the last three fiscal years, the Fund has had the following expenses:


                               For the Fiscal Years Ended October 31,

                                     1996           1995            1994

Management fees (gross of waiver)    $5,407,843   $2,739,876     $1,892,422
Expense Reimbursement from             --             --         $  131,810
    investment manager
Management fees waived                 --             --             --


                    PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m. New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange (the "NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m. New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares - TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.
     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                       DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plan."

     Fund shares are subject to fees for distribution and shareholder services.


     The Securities and Exchange Commission (the "SEC") has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.


     Current Distribution Plan. Effective December 15, 1997, Fund shares are subject to a Distribution Plan (the "Current Plan") adopted pursuant to the Rule. The Current Plan allows the Fund to spend annually up to 0.10% of its average daily net assets to compensate Mellon Bank and its affiliates (including but not limited to Dreyfus and Dreyfus Service Corporation) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Fund shares. The Current Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor for distribution related services and/or shareholder services.




     The Current Plan provides that a report of the amounts expended under the Current Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Current Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company or Dreyfus (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Current Plan, cast in person at a meeting called for the purpose of considering such amendments. The Current Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Current Plan, by vote cast in person at a meeting called for the purpose of voting on the Current Plan. The Current Plan is terminable at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Current Plan or by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.


     Prior Plan. Prior to December 15, 1997, the Fund consisted of "Retail" and "Institutional" classes of shares and Institutional shares were subject to a distribution plan adopted pursuant to the Rule (the "Prior Plan"). Under the Prior Plan, the Fund was authorized to spend up to 0.25% of its average daily net assets attributable to Institutional shares to compensate Dreyfus Service Corporation for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Institutional shares. On December 2, 1997, shareholders of the Fund's Retail Class voted to approve the Current Plan. Effective December 15, 1997, the Prior Plan was terminated, the Fund's "Institutional" and "Retail" designations were eliminated, and the Fund became a single class fund without any separate class designation, subject to the Current Plan.


     For the fiscal year ended October 31, 1996, the Fund paid the Distributor and Dreyfus Service Corporation $14,348 and $42,752, respectively, pursuant to the Prior Plan with respect to the Fund's then-existing Institutional shares.



                   REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code         Answer Back Sign

          144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contracting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares-- Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or
(c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Fund shares may be exchanged for shares of certain other funds advised or administered by Dreyfus. Shares of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor, or an investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Fund shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored self-employed individual retirement plans (so called "Keogh Plans") and Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Fund shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, 401(K) Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board Members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


            DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

General. To qualify for treatment as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code") the Fund--which is treated as a separate corporation for federal tax purposes--(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirements"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement") and (3) must meet certain asset diversification and other requirements.

     Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the net asset value of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder sells shares of the Fund held for six months or less and receives a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Foreign Taxes. Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Foreign Currency, Futures, Forwards and Hedging Transactions. Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gains and losses from the disposition of foreign currencies and certain foreign currency denominated instruments (including debt instruments and financial forward and futures and option) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the disposition of certain market discount bonds and from engaging in "conversion transactions" that would otherwise be treated as capital gain may be treated as ordinary income. "Conversion transactions" are defined to include certain forward, futures, option and straddle investments.


     Under Section 1256 of the Code, any gain or loss realized by the Fund on the exercise or lapse of, or closing transactions respecting, certain options, futures and forward contracts ("Section 1256 Contracts") may be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value ( a process known as "marking-to-market"), resulting in additional gain or loss to the Fund characterized in the manner described above. It is not entirely clear, as of the date of this SAI, whether the 60% portion of that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain enacted by the Tax Act - 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months - instead of the 28% maximum rate in effect before that legislation, which now applies to gain on capital assets held for more than on year but not more than 18 months, although technical corrections legislation passed by the House of Representatives would treat such 60% portion as qualifying therefor.


     Offsetting positions held by the Fund involving certain options, futures or forward contracts may constitute "straddles, which are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092, and to the extent noted above, 1258 of the Code, which in certain circumstances override or modify Sections 1256 and 988. As a result, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain options, futures or forward contracts transactions, such straddles would be characterized as "mixed straddles" if the options, futures or transactions comprising a part of such straddles were governed by
Section 1256. The Fund may make one or more elections with respect to mixed straddles; depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the excise tax ("Excise Tax"). In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

     Passive Foreign Investment Companies The Fund may invest in the stock of "passive foreign investment compaines" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders", defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or
(2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shreholders.



     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax mentioned in the Prospectus under "Dividends, Other Distributions and Taxes" -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


     The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are also advised to consult their tax advisers concerning the application of state and local taxes to them.

     Foreign Shareholders. U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. Dividends distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder generally will be subject to U.S. federal withholding tax of 30% (or lower treaty rate). Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                     PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. During the fiscal years ended October 31, 1995 and 1996, the Fund paid brokerage commissions of $92,515 and $200,780, respectively to affiliates of Dreyfus or Mellon Bank. The amounts paid to affiliated brokerage firms during the fiscal years ended October 31, 1995 and 1996, were approximately 16% and 18%, respectively of the aggregate brokerage commissions paid by the Fund, for transactions involving approximately 17.54% and 21%, respectively of the aggregate dollar volume of transactions for which the Fund paid brokerage commissions. The difference in these percentages was due to the lower commissions paid to affiliates of Dreyfus.

     The Company's Board of Directors periodically reviews Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
     The brokerage commissions paid by the Fund for fiscal years ended October 31, 1996, 1995 and 1994 were $1,132,421, 572,664 and $620,361, respectively. The principal reason for the increase in the Fund's brokerage commissions for the most recent fiscal year was an increase in assets. The brokerage concessions paid by the Fund for the fiscal year ended October 31, 1996 were $35,000.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. The portfolio turnover rates for the last two fiscal years were:

                    Fiscal Year Ended October 31,
                         1996      1995
                         64%       60%


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     Average annual total return (expressed as a percentage) for shares of the Fund for the periods noted were:


                         Average Annual Total Return for the
                         Periods Ended October 31, 1996

                         1 Year    5 Years   10 Years  Inception

                         25.14%    15.64%      --      16.38%
                                                       (12/31/87)

Inception date appears in parentheses following the average annual total return since inception.

     The Fund's total return for the period from December 31, 1987 (the Fund's inception date) to October 31, 1996 was 281.82%.


     Effective December 15, 1997, the Fund's "Institutional" and "Retail" designations were eliminated and the Fund became a single class fund without any separate class designation. The foregoing performance data is reflective of the performance of the Fund's Retail Class (or shares of a predecessor class) through October 31, 1996, and does not reflect the .10% fee under the Current Plan to which Fund shares are subject effective as of December 15, 1997, or the .25% fee under the Prior Plan which was terminated effective as of December 15, 1997, and which was applicable only to the Fund's then-existing Institutional Class.

     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Morgan Stanley European Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

     From time to time, advertising materials for the Fund may refer to, or include commentary by, the Fund's primary portfolio manager, Bert Mullins, relating to his investment strategy, the asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. From time to time, advertising materials for the Fund may refer to the Fund's quantitative disciplined approach to stock market investing and the number of stocks analyzed by Dreyfus.

     From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. The Fund is one of eighteen portfolios of the Company. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all of its shareholders.


   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                    AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, Dreyfus Transfer, Inc. arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, Dreyfus Transfer, Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Company during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, the parent of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Company, Mellon Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this SAI.

     KPMG Peat Marwick LLP was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1997, providing audit services including (1) examination of the annual financial statements,
(2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.

                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1996, including notes to the financial statements and supplementary information, and the Independent Auditors Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report, and the Independent Auditors' Report contained therein, and related notes, are incorporated herein by reference.